Accrued Expenses and Other Current Liabilities	12 Months Ended
Mar. 31, 2023
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
10.	Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of March 31,
	2022	2023
	$	$

Accrued payroll	243	90
Accrued housing allowance	231	210
Accrued other social benefits	1,462	1,193
Deposits received from customers	79	-
Accrued audit fee	200	205
Others	384	293
	2,599	1,991

Accrued other social benefits represented the provision of employment termination payments based on management approved restructuring plan for relocating its manufacturing facilities based on China’s Labor laws. The restructuring plan is currently in process and expected to be completed within twelve months from March 31, 2023. The provision amount is reasonably estimated based on China’s Labor laws and management estimation of acceptance rate.